Exhibit 10.83

SIXTH AMENDMENT TO CREDIT AGREEMENT AND
OTHER LOAN DOCUMENTS

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”), dated as of March 30, 2020, by and among CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership (“Borrower”), the undersigned parties to this Amendment executing as “Guarantors” (hereinafter referred to individually as “Guarantor” and collectively as “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), THE HUNTINGTON NATIONAL BANK (“Huntington”), BMO HARRIS BANK N.A. (“BMO”; KeyBank, Huntington and BMO collectively, the “Lenders”), and KeyBank as Agent for itself and the other Lenders from time to time a party to the Credit Agreement (as hereinafter defined) (KeyBank, in its capacity as Agent, is hereinafter referred to as “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Agent, KeyBank and the lenders party thereto are parties to that certain Credit Agreement dated as of March 1, 2017, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated as of May 11, 2017 (the “First Amendment”), as amended by that certain Second Amendment to Credit Agreement dated as of December 13, 2017 (the “Second Amendment”), as amended by that certain Third Amendment to Credit Agreement dated as of March 8, 2019 (the “Third Amendment”), as amended by that certain Fourth Amendment to Credit Agreement dated as of May 3, 2019 (the “Fourth Amendment”), and as amended by that certain Fifth Amendment to Credit Agreement dated as of August 9, 2019 (the “Fifth Amendment”) (such Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, certain of the Guarantors executed and delivered to Agent that certain Unconditional Guaranty of Payment and Performance dated as of March 1, 2017, as amended by the First Amendment (as such Guaranty, as amended by the First Amendment, may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Guaranty”);

WHEREAS, Borrower and certain of the Guarantors executed and delivered to Agent that certain Cash Collateral Account Agreement dated as of March 1, 2017, as amended by that certain First Amendment to Cash Collateral Account Agreement dated as of March 24, 2017, as amended by the First Amendment, as amended by that certain Second Amendment to Cash Collateral Account Agreement dated as of June 21, 2017, as amended by that certain Third Amendment to Cash Collateral Account Agreement dated as of August 31, 2017, as amended by that certain Fourth Amendment to Cash Collateral Account Agreement dated as of January 17, 2018, and as amended by that certain Fifth Amendment to Cash Collateral Account Agreement dated as of February 21, 2018 (as the same may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Cash Collateral Agreement”);

WHEREAS, CDOR TLH Magnolia, LLC, TRS TLH Magnolia, LLC, CDOR LEX Lowry, LLC, TRS LEX Lowry, LLC, CDOR AUS Louis, LLC and TRS AUS Louis, LLC have become

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a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated March 24, 2017; and

WHEREAS CDOR MCO Village, LLC and TRS MCO Village, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated June 21, 2017; and

WHEREAS, CDOR ELP Edge, LLC, TRS ELP Edge, LLC, CDOR AUS Casey, LLC and TRS AUS Casey, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated August 31, 2017; and

WHEREAS, CDOR AUS Tech, LLC and TRS AUS Tech, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated January 17, 2018; and

WHEREAS, CDOR CHS Holiday, LLC and TRS CHS Holiday, LLC have become a party to the Guaranty and the Cash Collateral Agreement pursuant to that certain Joinder Agreement dated February 21, 2018; and

WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement and Agent and the undersigned Lenders have consented to such modifications, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

Definitions

.  Capitalized terms used in this Amendment, but which are not otherwise expressly defined in this Amendment, shall have the respective meanings given thereto in the Credit Agreement.

Modifications of the Credit Agreement

.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement by deleting from the Credit Agreement the text that is shown as a deletion or strike-through in the form of the Credit Agreement attached hereto as Exhibit “A” and made a part hereof (the “Revised Credit Agreement”), and by inserting in the Credit Agreement the text shown as an insertion or underlined text in the Revised Credit Agreement, such that from and after the Effective Date (as hereinafter defined) the Credit Agreement is amended to read as set forth in the Revised Credit Agreement.  Notwithstanding the foregoing, the calculation templates attached to the Borrowing Base Certificate and Compliance Certificate shall be the templates attached to the Revised Credit Agreement regardless that those templates are not marked by deletion, strike-through, insertion or underline.  From and after the Effective Date, the Credit Agreement shall be the Credit Agreement, as amended by this Amendment.

Modifications of the Cash Collateral Agreement

.

(a) Borrower, Guarantors, Agent and the Lenders do hereby modify and amend the Cash Collateral Agreement by deleting from the Cash Collateral Agreement the text that is 2 114485221\V-3 shown as a deletion or strike-through in the form of the Cash Collateral Agreement attached hereto as Exhibit “B” and made a part hereof (the “Revised Cash Collateral Agreement”), and by inserting in the Cash Collateral Agreement the text shown as an insertion or underlined text in the Revised Cash Collateral Agreement, such that from and after the Effective Date  the Cash Collateral Agreement is amended to read as set forth in the Revised Cash Collateral Agreement.  From and after the Effective Date, the Cash Collateral Agreement shall be the Cash Collateral Agreement, as amended by this Amendment.

(b) As security for the prompt payment and performance by Assignors (as defined in the Cash Collateral Agreement) of the Obligations (as defined in the Cash Collateral Agreement), each Assignor does hereby transfer, assign, pledge, convey, and grant to Agent, and does hereby grant a security interest to Agent in, all of such Assignor’s right, title and interest in and to all Collateral (as defined in the Cash Collateral Agreement, as amended by this Amendment).

(c) Except as otherwise expressly provided herein, nothing herein contained shall in any way (a) impair or affect the validity and priority of the lien of the Cash Collateral Agreement, as amended by this Amendment, as to the Collateral (as defined in the Cash Collateral Agreement, as amended by this Amendment) encumbered prior to the date of this Amendment, (b) alter, waive, annul or affect any provision, condition or covenant in the Loan Documents, or (c) affect or impair any rights, powers or remedies under the Loan Documents.

(d) In furtherance of the foregoing, Assignors hereby acknowledge, represent and agree that the Cash Collateral Agreement, as amended by this Amendment, creates a continuing security interest in the Collateral and shall (x) remain in full force and effect until the payment in full of the Obligations and the Lenders have no further obligation to make any advances or issue Letters of Credit under the Credit Agreement, (y) be binding upon Assignors and their permitted heirs, successors and assigns, and (z) inure, together with the rights and remedies of Agent hereunder and thereunder, to the benefit of Agent and the Lenders and their respective successors, transferees and assigns.

2. Modification of the Guaranty. Guarantors and Agent do hereby modify and amend the Guaranty as follows:

(a) By renumbering Paragraph 5(y) of the Guaranty as Paragraph 5(z), by renumbering existing Paragraph 5(z) of the Guaranty as Paragraph 5(aa), and inserting the following as new Paragraph 5(y) of the Guaranty:

“(y)any LLC Division of Borrower or any Guarantor, notwithstanding the prohibition contained in the Credit Agreement or this Guaranty;”

(b) By deleting in its entirety Paragraph 16 of the Guaranty, and inserting in lieu thereof the following:

“16.Successors and Assigns.  The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns (and, in the event any Guarantor is a limited liability company and shall undertake an LLC Division (any such LLC Division being a violation of the Credit Agreement or this Guaranty) shall be deemed to

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include each limited liability company resulting from any such LLC Division), and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns, and the holders of the Hedge Obligations.  No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty (including by way of an LLC Division) without the prior written consent of Lender.”

(c) By inserting the following as Paragraph 27 of the Guaranty:

“27.Prohibition on LLC Division.  Each Guarantor that is a limited liability company covenants and agrees that it shall not at any time undertake an LLC Division.”

3. Reduction of Total Commitment. Upon the effectiveness of this Amendment, (a) the Commitment and the Total Commitment shall be reduced as provided in the Revised Credit Agreement and the Lenders shall have no further obligations to advance Loans except as provided in this paragraph, and (b) the Swing Loan Commitment, the Letter of Credit Commitment and the obligations of the Swing Loan Lender and the Issuing Lender to make Swing Loans and issue Letters of Credit shall terminate and be of no force or effect.  Each Loan of a Lender shall continue to be held by such Lender and be evidenced by the Credit Agreement and such Lenders’ Revolving Credit Note.  After giving effect to the funding of the Interest Reserve Account (as defined in the Revised Cash Collateral Agreement), the outstanding principal balance of the Loans made by each Lender as of the date hereof equals the amount shown on Exhibit C attached hereto and made a part hereof. The Commitment of each Lender shall be as set forth in Schedule 1.1 of the Revised Credit Agreement, notwithstanding that the face amount of each Lender’s Revolving Credit Note exceeds the amount of such Lender's Commitment. Notwithstanding anything to the contrary in the Credit Agreement, any advances of proceeds of the Loans after the Effective Date shall only be used (x) to fund the Interest Reserve Account in the amount of $1,720,482.74 on the Effective Date, and (y) upon the Commitment Increase to satisfy the Aloft Atlanta Term Loan.  The Lenders shall have no further obligation to advance Loans to Borrower, but in the event that all of the Lenders elect in their sole, absolute and unfettered  discretion to make any additional advances of the Loan beyond those described in the preceding sentence, any such further advance shall only be for the  purposes as all of the Lenders shall approve.

References to Credit Agreement, Guaranty and Cash Collateral Agreement

.  All references in the Loan Documents to the Credit Agreement, Guaranty and Cash Collateral Agreement shall be deemed a reference to the Credit Agreement, Guaranty and Cash Collateral Agreement as modified and amended herein.

Consent of Guarantors

.  By execution of this Amendment, Guarantors  hereby expressly consent to the modifications and amendments relating to the Credit Agreement, Guaranty and Cash Collateral Agreement as set forth herein and the execution and delivery of and any other agreements contemplated in hereby, and Borrower and Guarantors hereby acknowledge, represent and agree that the Credit Agreement, Guaranty and Cash Collateral Agreement, as modified and amended herein, and the other Loan Documents, as the same may be modified in connection with this Amendment, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally

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the enforcement of creditors’ rights and the effect of general principles of equity, and that the Guaranty extends to and applies to the foregoing documents as modified and amended.

Representations

.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows as of the date of this Amendment:

Authorization

.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, operating agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, any of such Persons or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons other than the liens and encumbrances in favor of the Agent contemplated by this Amendment and the other Loan Documents, and (vi) do not require any approval or consent of any Person other than those already obtained and delivered to the Agent (other than any consent or approval required by the Agreement and Plan of Merger dated as of July 19, 2019 by and among NHT Operating Partnership, LLC, NHT REIT Merger Sub, LLC NHT Operating Partnership II, LLC, Borrower and REIT, as amended (the “Merger Agreement”), which consent and approval was requested but not obtained (and which consent was not to be unreasonably withheld, delayed or conditioned); provided that the failure to obtain such consent or approval shall not affect the authority of Borrower and Guarantors to execute, deliver and perform this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby or the enforceability thereof, but which failure only creates a potential claim for a breach of contract against Borrower and REIT under the Merger Agreement).

Enforceability

.  This Amendment and each other document executed and delivered in connection with this Amendment are the valid and legally binding obligations of Borrower and Guarantors, enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

Approvals

.  The execution, delivery and performance by the Borrower and the Guarantors of this Amendment and any other agreements contemplated hereby and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing or registration with, or the giving of any notice to, any court, department, board, governmental agency or authority other than those already obtained.

Reaffirmation

.  Each of the representations and warranties made by or on behalf of Borrower, Guarantors or any of their respective Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement or this Amendment are true in all material respects as of the date as of which they were made and are true in all material respects

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as of the date hereof, with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents immediately after the execution and delivery of this Amendment and the other documents executed in connection herewith, and that no Default or Event of Default has occurred and is continuing.

Waiver of Claims

.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or Letters of Credit or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Ratification

.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement, the Guaranty, the Cash Collateral Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Credit Agreement, the Guaranty, the cash Collateral Agreement and the other Loan Documents.  Nothing in this Amendment or any other document executed in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Guaranty).  This Amendment shall constitute a Loan Document.

Counterparts

.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

Miscellaneous

.  THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

Amendments of Other Loan Documents

.  The Lenders authorized Agent to execute and deliver amendments to the other Loan Documents as Agent deems appropriate contemporaneously with the execution and delivery of this Amendment.

Interest.

 All interest accrued under the Credit Agreement prior to the effectiveness of this Amendment shall be due and payable upon the next Interest Payment Date at the rate provided in the Credit Agreement prior to the effective date of this Amendment.

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Effective Date

.  This Amendment shall be deemed effective and in full force and effect (the “Effective Date”) upon confirmation by the Agent of the satisfaction of the following conditions:

(a) the execution and delivery of this Amendment by Borrower, Guarantors, Agent, and the Lenders;
(b) Borrower shall have paid to Agent for the account of Arranger and each Lender the fees set forth in a separate letter between Borrower and Agent;

(c) The Borrower shall have opened the Interest Reserve Account with KeyBank as depository and executed a deposit account for restricted collateral account agreement in form and substance satisfactory to Agent;

(d) delivery to Agent of a current Compliance Certificate and Borrowing Base Certificate acceptable to Agent;
(e) receipt by Agent of such other consents, resolutions, certificates, documents, instruments and agreements as the Agent may reasonably request; and
(f) the Borrower shall have paid the reasonable fees and expenses of Agent in connection with this Amendment and the transactions contemplated hereby.
4. Amendment as a Loan Document. The Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto, acting by and through their respective duly authorized officers and/or other representatives, have duly executed this Amendment under seal as of the day and year first above written.

BORROWER:

CONDOR HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

By:Condor Hospitality REIT Trust, a Maryland real estate investment trust, its general partner

By: /s/ Arinn Cavey
Name: Arinn Cavey
Title: Vice President

GUARANTORS:
CONDOR HOSPITALITY REIT TRUST, a Maryland real estate investment trust By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
CONDOR HOSPITALITY TRUST, INC., a Maryland corporation By: /s/ Arinn Cavey Name: Arinn Cavey Title: Chief Financial Officer
TRS LEASING, INC., a Virginia corporation By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President

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CDOR AUS LOUIS, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
CDOR LEX LOWRY, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
CDOR TLH MAGNOLIA, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
TRS AUS LOUIS, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
TRS LEX LOWRY, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President

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TRS TLH MAGNOLIA, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
CDOR MCO VILLAGE, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
TRS MCO VILLAGE, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
CDOR ELP EDGE, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
TRS ELP EDGE, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
CDOR AUS CASEY, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President

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TRS AUS CASEY, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
CDOR AUS TECH, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
TRS AUS TECH, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
CDOR CHS HOLIDAY, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President
TRS CHS HOLIDAY, LLC, a Delaware limited liability company By: /s/ Arinn Cavey Name: Arinn Cavey Title: Vice President

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LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually and as Agent

By: /s/ Thomas Z. Schmitt_________________________________________
Name: Thomas Z. Schmitt
Title: Assistant Vice President

THE HUNTINGTON NATIONAL BANK

By: /s/ Rebecca Stirnkorb_________________________________________
Name: Rebecca Stirnkorb
Title: Assistant Vice President

BMO HARRIS BANK N.A.

By: /s/ Gwendolyn Gatz_____________________________________________
Name:    Gwendolyn Gatz
Title:    Director

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EXHIBIT “A”

REVISED CREDIT AGREEMENT

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EXHIBIT “B”

REVISED CASH COLLATERAL AGREEMENT

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EXHIBIT “C”

OUTSTANDING BALANCE OF LOANS

Banks	Outstanding Loans
KeyBank National Association	$31,955,000.00
The Huntington National Bank	$31,955,000.00
BMO Harris Bank N.A.	$31,955,000.00
TOTAL:	$95,865,000.00

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